Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002
In connection with the quarterly report of Erickson Incorporated (the “Company”) on Form 10-Q for the quarterly period ended June 30, 2016, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of the Company certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to such officer’s knowledge:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

		By:	/s/ JEFFREY ROBERTS
Jeffrey Roberts
Chief Executive Officer and Director
(Principal Executive Officer)
Date:	August 12, 2016

		By:	/s/ DAVID LANCELOT
David Lancelot
Chief Financial Officer
(Principal Financial Officer)
Date:	August 12, 2016